                                                                    Exhibit 10.1

                                                                    CONFIDENTIAL

         STOCK PURCHASE AGREEMENT, dated as of May 2, 2002 (this "Agreement"), among Paul G. Allen (the "Seller"), and each of the purchasers listed on
Schedule I hereto (each, a "Purchaser").

                  WHEREAS the parties hereto desire to consummate the transaction contemplated herein, pursuant to which each Purchaser will purchase from the Seller the number of shares of Common Stock, par value $0.01 per share (the "Shares"), of USA Networks, Inc., a Delaware corporation (the "Company"), set forth on Schedule I hereto,

                  NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

                  SECTION 1.1. Definitions. As used herein, the following terms
                               -----------
shall have the following meanings:

                  "Act" means The Securities Act of 1933, as amended, and the
                   ---
rules and regulations issued in respect thereto.

                  "Encumbrance" means any security interest, mortgage, pledge,
                   -----------
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

                  "Law" means any law, statute, regulation, rule, ordinance,
                   ---
requirement or other binding action or requirement of any governmental, regulatory or administrative body, agency or authority or any court of judicial authority.

                  "Order" means any decree, order, judgment, writ, award,
                   -----
injunction, stipulation or consent of or by any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

                  "Person" means any individual, corporation, general or limited
                   ------
partnership, joint venture, association, limited liability company, joint stock company, trust, business, bank, trust company, estate (including any beneficiaries thereof), unincorporated entity, cooperative, association, government branch, agency or political subdivision thereof or organization of any kind.

                  SECTION 1.2.  Other Definitions.
                                -----------------

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         Term                                   Defined in Section
         ----                                   ------------------

"Agreement" ................................................... Preamble
"Closing" .......................................................... 2.2
"Closing Date" ..................................................... 2.2
"Company" ..................................................... Preamble
"Purchaser" ................................................... Preamble
"Purchase Price" ................................................... 2.1
"Seller" ...................................................... Preamble
"Shares" ...................................................... Preamble

                                   ARTICLE II

                           Purchase and Sale of Stock
                           --------------------------

                  SECTION 2.1. Purchase and Sale. Subject to the terms and
                               -----------------
conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase, and the Seller agrees to sell to each Purchaser, at the Closing the number of Shares set forth opposite the name of such Purchaser on Schedule I hereto for a purchase price of $28.50 per share (the aggregate amount to be paid by each Purchaser as set forth on Schedule I, the "Purchase Price").
                                                   --------------

                  SECTION 2.2.  The Closing.
                                -----------

                  (a) Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall
                                                                 -------
take place at the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, NY 10022, at 10:00 a.m. New York City Time no later than May 7, 2002, or at such other time and place as shall be mutually agreed upon by the Seller and each Purchaser (the "Closing Date").
                     ------------

                  (b) Subject to the conditions set forth in this Agreement, the parties agree to consummate the following transactions no later than the Closing
Date:

                           (i) each Purchaser shall deliver to the Seller the Purchase Price by wire transfer of immediately available funds to the account designated in writing by the Seller prior to the Closing; and

                           (ii) the Seller shall assign and transfer to the Purchasers good and valid title in and to the Shares, free and clear of any Encumbrance (other than any Encumbrance arising by or through such Purchaser), by delivering to the Purchasers one or more stock certificates representing the Shares being sold, each registered in the name of such Purchaser or its nominee.

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                                   ARTICLE III

                  Representations and Warranties of the Seller
                  --------------------------------------------

                  The Seller hereby represents and warrants as follows:

                  SECTION 3.1. Power and Authority; Enforceability. The Seller
                               -----------------------------------
has all requisite capacity, power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered and constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  SECTION 3.2. Ownership; Transferability. The Shares are owned
                               --------------------------
by the Seller free and clear of any Encumbrance, and there are no restrictions on transfer of the Shares to the Purchasers pursuant to the terms of this Agreement.

                  SECTION 3.3. Consents and Approvals. Subject to the accuracy
                               ----------------------
of the representations and warranties made by each Purchaser in Article IV hereof, neither the execution, delivery and performance of this Agreement by the Seller, nor the consummation by the Seller of any transaction related hereto will require any consent, approval, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions (i) as may be required under the Federal securities laws which have or will be made or (ii) which have already been obtained.

                  SECTION 3.4. Brokers, etc. Except for a fee payable to Allen &
                               ------------
Company Incorporated, the Seller is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this Agreement.

                  SECTION 3.5. Litigation. There are no actions, suits,
                               ----------
proceedings, orders, investigations or claims pending or, to the knowledge of the Seller, threatened against or affecting the Seller, at law or in equity, before any court, arbitration panel, tribunal or governmental commission, bureau, agency or instrumentality which seeks to enjoin or restrain the consummation of the transactions contemplated by this Agreement.

                  SECTION 3.6. Information. The Seller is not aware of any
                               -----------
material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries taken as a whole except as publicly disclosed by the Company subsequent to the date of the most recent financial statements included with the Company's filings with the Securities and Exchange Commission.

                                   ARTICLE IV

                Representations and Warranties of the Purchasers
                ------------------------------------------------

                  Each Purchaser hereby represents and warrants with respect to itself as follows:

                  SECTION 4.1. Existence; Power and Authority. If the Purchaser
                               ------------------------------
is a corporation, the Purchaser is a corporation duly organized, is validly existing and is in good standing under the laws of its jurisdiction of formation. If the Purchaser is a partnership or limited liability company, the Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction where it is organized. If the Purchaser is an individual, the Purchaser has the legal capacity to enter into this Agreement. The Purchaser has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered and constitutes a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. Each of the Purchasers listed on Schedule I hereto under the heading "Separate Account Purchasers" (each, an "Account Purchaser") is entering into this Agreement and the transactions contemplated hereby through its agent (the "Agent"), which has full discretionary authority to manage the account of such Account Purchaser into which the Shares are being purchased, and which has full authority to enter into this Agreement on behalf of such Account Purchaser and to bind such Account Purchaser to the terms hereof.

                  SECTION 4.2. Purchase Entirely for Own Account. This Agreement
                               ---------------------------------
is made with each Purchaser in reliance upon each Purchaser's representation to the Seller, which by each Purchaser's execution of this Agreement each Purchaser hereby confirms, that (i) the Shares to be received by each Purchaser will be acquired (by the Agent on behalf of the Purchaser, in the case of the Account Purchasers) for investment for each Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and (ii) each Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, except, in the case of (i) and (ii) of this Section, as permitted by the Act. By executing this Agreement, each Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third person, with respect to any of the Shares being purchased by it hereunder.

                  SECTION 4.3. Disclosure of Information. Each Purchaser
                               -------------------------
believes it or, in the case of the Account Purchasers, the Agent, has all the information it or the Agent, in the case of the Account Purchasers, considers necessary or appropriate for deciding whether to purchase the Shares.

                  SECTION 4.4. Investment Experience. Each Purchaser, and the
                               ---------------------
Agent, on behalf of the Account Purchasers, acknowledges that it (i) has such knowledge and experience in

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financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares, (ii) believes that it has the information it considers necessary or appropriate for deciding whether to purchase the Shares and (iii) is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment. Each Purchaser also represents that it has not been organized solely for the purpose of acquiring the Shares being purchased by it hereunder.

                  SECTION 4.5. Accredited Investor. Each Purchaser is an
                               -------------------
"accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect.

                  SECTION 4.6. Restricted Securities. Each Purchaser and the
                               ---------------------
Agent, in the case of the Account Purchasers, understands that the Shares are characterized as "restricted securities" under the Federal securities laws inasmuch as they are being acquired from an affiliate of the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

                  SECTION 4.7. Further Limitations on Disposition. Without in
                               ----------------------------------
any way limiting the above, each Purchaser further agrees not to make any sale or transfer of all or any portion of the Shares unless:

                  (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition is exempt from the registration and prospectus delivery requirements under the Act. The obligations of each Purchaser pursuant to (b)(i) and (ii) of this Section shall terminate upon the second anniversary of the Closing Date.

                  SECTION 4.8. Consents and Approvals. Neither the execution,
                               ----------------------
delivery and performance of this Agreement by such Purchaser, nor the consummation by such Purchaser of any transaction related hereto will require any consent, approval, Order or authorization by, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions (i) as may be required under the Federal securities laws or (ii) which have already been obtained. The acquisition of the Shares by such Purchaser is not subject to the notice and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  SECTION 4.9. Legends. It is understood that the certificate(s)
                               -------
evidencing the Shares shall bear the following legend:

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                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
         FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT.

                  SECTION 4.11. Brokers, etc. Each Purchaser represents that it
                                ------------
is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this Agreement.

                                    ARTICLE V

                     Conditions Precedent; Related Covenants
                     ---------------------------------------

                  SECTION 5.1. Conditions Precedent to Obligations of All
                               ------------------------------------------
Parties. The respective obligations of each party to this Agreement shall be
-------
subject to the fulfillment, at or prior to the Closing Date, to the following conditions, or waiver by such party:

                  (a) Legality. At the time of the Closing, the transactions
                      --------
         contemplated by this Agreement shall be legally permitted by all applicable Laws and Orders.

                  (b) Absence of Proceedings to Restrain Consummation of the
                      ------------------------------------------------------
         Agreement. No judgment, injunction or order shall have been entered
         ---------
         restraining or prohibiting the transactions contemplated by this Agreement.

                  SECTION 5.2. Conditions Precedent to Obligations of each
                               -------------------------------------------
Purchaser. The obligation of each Purchaser to purchase Shares at the Closing is
---------
subject to the fulfillment of each of the following conditions:

                  (a) Representations and Warranties. The representations and
                      ------------------------------
         warranties of the Seller set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

                  (b) Performance. The Seller shall have performed and complied
                      -----------
         in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  (c) Registration Rights Agreement. The Registration Rights
                      -----------------------------
         Agreement among the Company and the Purchasers substantially in the form previously agreed by the parties shall have been executed and delivered by the Company, assuming the execution and delivery thereof by each Purchaser.

                  SECTION 5.3. Conditions Precedent to Obligations of the
                               ------------------------------------------
Seller. The obligations of the Seller to each Purchaser shall be subject to the
------
fulfillment, at or prior to the Closing, of the following conditions:

                  (a) Representations and Warranties. The representations and
                      ------------------------------
         warranties of such Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

                  (b) Performance. Such Purchaser shall have performed and
                      -----------
         complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

         SECTION 5.4. Satisfaction of Conditions and Consummation of
                      ----------------------------------------------
Transactions. Notwithstanding anything to the contrary in this Agreement, (i)
------------
each Purchaser shall use its best efforts to cause the conditions to the Seller's obligations hereunder and (ii) the Seller shall use its best efforts to cause the conditions to each Purchaser's obligations hereunder, (including in the case of both (i) and (ii) of this Section those obligations set forth in
Section 5.1) to be satisfied as soon as reasonably possible, and to consummate the transactions contemplated by this Agreement as soon as reasonably possible after the satisfaction thereof and in any event no later than May 7, 2002.

                                   ARTICLE VI

                                   Termination
                                   -----------

                  SECTION 6.1. Termination by Mutual Consent. This Agreement may
                               -----------------------------
be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the written consent of each party hereto.

                  SECTION 6.2. Termination by either the Seller or a Purchaser.
                               -----------------------------------------------
This Agreement may be terminated (upon written notice from the terminating party hereto to the other parties hereto) and the transactions contemplated hereby may be abandoned by action of any party hereto, if (i) the Closing shall not have occurred on or prior to May 7, 2002, or (ii) any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign shall have issued a Law or Order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such Law or Order shall have become final and nonappealable.

                  SECTION 6.3. Effect of Termination and Abandonment. In the
                               -------------------------------------
event of termination of this Agreement pursuant to this Article VI hereof, no party hereto (or in the case of the Seller, any of his representatives or, in the case of each Purchaser, its directors or officers or other controlling persons) shall have any liability or further obligation to any other party hereto pursuant to this Agreement, except that Article VII hereof shall survive termination of this Agreement and nothing herein will relieve any party hereto from liability for any breach of this

Agreement occurring prior to such termination. Notwithstanding anything to the contrary, the termination of this Agreement pursuant to this Article 6 by one or more, but not all of the Purchasers shall not terminate the obligations or requirements of the remaining Purchasers under this Agreement.

                                   ARTICLE VII

                      General Provisions; Other Agreements
                      ------------------------------------

                  SECTION 7.1. Default by a Purchaser. The failure of one or
                               ----------------------
more, but not all of the Purchasers, to fulfill their respective obligations under this Agreement shall not discharge or release the remaining Purchasers from their obligations hereunder.

                  SECTION 7.2. Press Releases. No press release or public
                               --------------
announcement related to this Agreement or the transactions contemplated hereby shall be issued or made by any party hereto without the approval of the Purchasers and the Seller, other than disclosures and public filings by the Seller related to the transactions contemplated by this Agreement or as otherwise required by Law. If any such press release or public announcement is so required by a Purchaser (except in the case of any disclosure required under the Federal securities laws to be made in a filing with the Securities and Exchange Commission), the Purchaser making such disclosure shall consult with the other parties prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to each of the parties.

                  SECTION 7.3. Expenses. Regardless of whether the transactions
                               --------
contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

                  SECTION 7.4. Governing Law. This Agreement shall be governed
                               -------------
by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof.

                  SECTION 7.5. Headings. Article and Section headings used in
                               --------
this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

                  SECTION 7.6. Notices. All notices, requests, demands or other
                               -------
communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party hereto when delivered by hand, by messenger or by a nationally recognized overnight delivery company, when delivered by facsimile and confirmed by return facsimile, in each case to the applicable addresses set forth below:

                  (a) if to a Purchaser, to the address specified on the signature page hereof;

                  (b)      if to the Seller to:

                           Paul G. Allen
                           c/o Vulcan, Inc.
                           505 Union Station
                           505 Fifth Avenue South, Suite 900
                           Seattle, WA 98104
                           Facsimile: (206) 342-3002

                           with copies to:

                           William D. Savoy
                           Vulcan, Inc.
                           505 Union Station
                           505 Fifth Avenue South, Suite 900
                           Seattle, WA 98104
                           Facsimile: (206) 342-3000

                           and

                           Irell & Manella LLP
                           1800 Avenue of the Stars, Suite 900
                           Los Angeles, CA 90067
                           Attn: Alvin G. Segel, Esq.
                           Facsimile: (310) 203-7199

                  SECTION 7.7. Parties in Interest. All the terms and provisions
                               -------------------
of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns; provided that, except as otherwise expressly set forth in this Agreement, neither the rights nor the obligations of (i) the Seller, may be assigned or delegated without the prior written consent of each of the Purchasers or (ii) any Purchaser, may be assigned or delegated without the prior written consent of the Seller, and any purported assignment in violation hereof shall be null and void.

                  SECTION 7.8. Entire Agreement. This Agreement constitutes the
                               ----------------
entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

                  SECTION 7.9. Counterparts. This Agreement may be executed in
                               ------------
one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

                  SECTION 7.10. Amendment. Any term of this Agreement may be
                                ---------
modified or amended only by an instrument in writing signed by each of the parties hereto. Any amendment or modification effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities and the Seller.

                  SECTION 7.11. Severability. If one or more provisions of this
                                ------------
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered as of the date set forth above.

PAUL G. ALLEN






-----------------------------------

[Purchaser Signature Pages Follow]

NAME OF PURCHASER:                       ADDRESS FOR NOTICES (Please Print):

------------------------------           ---------------------------------------

                                         ---------------------------------------

SIGNATURE:                               ---------------------------------------
                                         Attention:
                                                   -----------------------------
                                         Telecopy:
                                                   -----------------------------
By:
   ----------------------------
   Name:
   Title:

                                   SCHEDULE I



PURCHASER
                                 -------------------------------------------

AGGREGATE # OF SHARES
                                 -------------------------------------------

PURCHASE PRICE
                                 -------------------------------------------




"SEPARATE ACCOUNT PURCHASERS" (if applicable)